Equity-Based Compensation	12 Months Ended
Dec. 31, 2013
Equity-Based Compensation [Abstract]
Equity-Based Compensation

14. EQUITY‑BASED COMPENSATION

In October 2010, the General Partner established the Rhino Long-Term Incentive Plan (the “Plan” or “LTIP”). The Plan is intended to promote the interests of the Partnership by providing to employees, consultants and directors of the General Partner, the Partnership or affiliates of either incentive compensation awards to encourage superior performance. The LTIP provides for grants of restricted units, unit options, unit appreciation rights, phantom units, unit awards, and other unit-based awards. The aggregate number of units initially reserved for issuance under the LTIP is 2,479,400.

As of December 31, 2013, the General Partner granted phantom units to certain employees and restricted units and unit awards to its directors. A portion of these grants were made in connection with the IPO completed during October 2010, as well as annual restricted unit awards to directors and phantom unit awards granted in the first quarters of 2013 and 2012 to certain employees in connection with the prior fiscal year’s performance. The phantom units granted in the first quarters of 2013 and 2012 vest in equal annual installments over a three year period from the date of grant. The remaining terms and conditions of these phantom unit awards are similar to the phantom units awarded in connection with the Partnership’s IPO. A summary of non-vested LTIP awards as of and for the years ended December 31, 2013, 2012 and 2011 is as follows:

	Common Units	Weighted Average Grant Date Fair Value (per unit)
	(in thousands)
Non-vested awards at December 31, 2010	135	$ 20.50
Granted	10	$ 19.90
Vested	(52)	$ 20.47
Forfeited	(1)	$ 20.50

Non-vested awards at December 31, 2011	92	$ 20.45
Granted	32	$ 17.40
Vested	(49)	$ 20.12
Forfeited	(8)	$ 20.28

Non-vested awards at December 31, 2012	67	$ 19.23
Granted	49	$ 13.50
Vested	(58)	$ 18.88
Forfeited	(3)	$ 16.62

Non-vested awards at December 31, 2013	55	$ 14.63

With the vesting of the first portion of the employees’ awards in early April 2011, the Compensation Committee of the board of directors of the General Partner elected to pay some of the awards in cash or a combination of cash and common units. This election was a change in policy since management had previously planned to settle all employee awards with units upon vesting as per the grant agreements. This policy change resulted in a modification of all employee awards from equity to liability classification as of March 31, 2011 and all new awards granted thereafter. The Partnership incurred incremental compensation expense for the year ended December 31, 2011 of approximately $0.1 million due to the modification of these awards. The equity balance of approximately $0.2 million accrued as of December 31, 2010 for the non-vested awards was also reclassified from the Limited partners’ capital account to Accrued expenses and other in the current liability portion in the consolidated statement of financial position as of December 31, 2011. For the years ended December 31, 2013 and 2012, the Partnership did not record any incremental compensation expense due to the modification of the employees’ IPO awards since the market price of the Partnership’s common units was below the IPO grant price. The final tranche of the IPO awards vested in October 2013.

For the years ended December 31, 2013, 2012 and 2011, the Partnership recorded expense of approximately $0.7 million, approximately $0.9 million and approximately $1.1 million, respectively, for the LTIP awards. All of the non-vested LTIP awards granted during 2013, 2012 and 2011 included, with respect to the phantom unit awards, distribution equivalent rights (or DERs) or unit distribution rights, with respect to restricted unit awards, each of which are rights to accrue quarterly cash distributions in an amount equal to the cash distribution the Partnership makes to unitholders during the vesting period. However, any accrued distributions will be forfeited if the related awards fail to vest according to the relevant vesting conditions of the award.

For the year ended December 31, 2013, the total fair value of the awards that vested was $0.8 million. As of December 31, 2013, the total unrecognized compensation expense related to the non-vested LTIP awards that are expected to vest was $0.5 million. The expense is expected to be recognized over a weighted‑average period of 1.6 years. As of December 31, 2013, the intrinsic value of the non-vested LTIP awards was $0.6 million.

During the first quarter of 2014, certain employees received grants of phantom units with tandem DERs under the LTIP program. These awards were granted in connection with fiscal year 2013 performance and vest in equal annual installments over a three-year period from the date of grant. The total value of the awards granted was approximately $0.4 million and the expense related to these awards will be recognized ratably over the three-year vesting period, plus any mark-to-market adjustments.